                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


              ---------------------------------------------------



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              ---------------------------------------------------


      Date of Report (Date of earliest event reported):  January 22, 1997





                          CNL INCOME FUND XVIII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                  33-90998-01              59-3295394
    (State or other juris-    (Commission File Number)      (IRS Employer
   diction of incorporation)                              Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
------
              Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
------
         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of January 24, 1997, CNL XVIII had received subscription proceeds of $10,420,664 (1,042,066 Units) from 481 Limited Partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From January 9, 1997 through January 24, 1997, CNL XVIII acquired two Properties. The Properties are a Golden Corral Property (in Galveston, Texas) and a Boston Market Property (in Raleigh, North Carolina).

         In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease.

         For the Property that is to be constructed, CNL XVIII has entered into development and indemnification and put agreements with the lessee.

                -----------------------------------------------

         The following table sets forth the location of the two Properties acquired by CNL XVIII from January 9, 1997 through January 24, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                            PROPERTY ACQUISITIONS
                                From January 9, 1997 through January 24, 1997


                                                        Lease Expira-
Property Location and          Purchase       Date         tion and        Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent  To Purchase
---------------------        ------------  --------   ---------------   ---------------   ---------------  -----------
GOLDEN CORRAL                $424,883      01/22/97   01/2012; four     10.75% of Total   for each lease   during the
(the "Galveston Property")   (excluding               five-year         Cost (4)          year, 5% of the  first
Restaurant to be             closing and              renewal options                     amount by which  through
constructed                  development                                                  annual gross     seventh
                             costs) (3)                                                   sales exceed     lease years
The Galveston Property is                                                                 $2,532,737 (5)   and the
located within the                                                                                         tenth
southwest quadrant of the                                                                                  through
intersection of Seawall                                                                                    fifteenth
Boulevard and 61st Street,                                                                                 lease years
in Galveston, Galveston                                                                                    only
County, Texas, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Galveston Property
include an IHOP, a Western
Sizzling, a Shoney's, a
Jack in the Box, a
Whataburger, an Arby's,
and several local
restaurants.

BOSTON MARKET                $1,225,686    01/23/97   01/2012; five     $122,569;         for each lease   at any time
(the "Raleigh Property")     (excluding               five-year         increases to      year after the   after the
Existing restaurant          closing                  renewal options   $132,497 during   fifth lease      fifth lease
                             costs)                                     the third         year, (i) 5% of  year
The Raleigh Property is                                                 through fifth     annual gross
located on a pad site in                                                lease years,      sales minus
the Falls Center Shopping                                               $141,567 during   (ii) the
Center, which is located                                                the sixth         minimum annual
at the northeast quadrant                                               through tenth     rent for such
of the intersection of                                                  lease years,      lease year
Falls of the Neuse Road                                                 and $155,785
and Old Wake Forest Road,                                               during the
in Raleigh, Wake County,                                                eleventh
North Carolina, in an area                                              through
of mixed retail,                                                        fifteenth lease
commercial, and                                                         years
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Raleigh Property
include a Bojangles, three
Pizza Huts, a Red Lobster,
a Burger King, two
Wendy's, four Subway
Sandwich Shops, two Golden
Corrals, two Hardees, two
KFCs, a Taco Bell Express,
three McDonald's, a Ryan's
Family Steakhouse, a Pizza
Inn, a Denny's, a Sizzler,
and several local
restaurants.


                                                    - 2 -


FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for the construction Property, once the building is constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      Galveston Property      $1,003,000
      Raleigh Property           483,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Galveston Property, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public or (iii) 180 days after execution of the lease. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Galveston Property, as described above, "interim rent" equal to ten percent per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property shall accrue and shall be payable in a single lump sum on the date minimum annual rent becomes payable for this Property.

(3) The development agreement for the Property which is to be constructed, provides that construction must be completed no later than the date set forth below. The maximum cost to CNL XVIII (including the purchase price of the land, (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:

                                                      Estimated Final
      Property               Estimated Maximum Cost   Completion Date
      --------               ----------------------   ---------------

      Galveston Property          $1,480,132          July 21, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

                    PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                          CNL INCOME FUND XVIII, LTD.
   GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM JANUARY 9, 1997
                           THROUGH JANUARY 24, 1997
                       FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVIII from January 9, 1997 through January 24, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.


                              Golden Corral      Boston Market
                            Galveston, TX (5)     Raleigh, NC       Total
                            -----------------    -------------    --------

Pro Forma Estimate
  of Taxable Income:

Base Rent (1)                    $148,364          $122,569       $270,933

Management Fees (2)                (1,484)           (1,226)        (2,710)

General and Admini-
  strative Expenses (3)            (7,418)           (6,128)       (13,546)
                                 --------          --------       --------

Estimated Cash Available
  from Operations                 139,462           115,215        254,677

Depreciation Expense (4)          (25,084)          (12,065)       (37,149)
                                 --------          --------       --------

Pro Forma Estimate of
  Taxable Income of
  CNL XVIII                      $114,378          $103,150       $217,528
                                 ========          ========       ========


                                 See Footnotes

FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) The development agreement for the Property which is to be constructed, provides that construction must be completed no later than the date set forth below:

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      Galveston Property         July 21, 1997

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.
------
            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------
            Not applicable.

ITEM 5.     OTHER EVENTS.
------
            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.
------
            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
------      EXHIBITS.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS
                    ---------------------------------------


                                                                       Page
                                                                       ----
                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)


Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of September 30, 1996                    9

   Notes to Pro Forma Balance Sheet as of September 30, 1996           10

                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) the subscriptions for 60,676 units ($606,760) of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, which had been received and were being held in escrow as of September 30, 1996, (ii) the receipt of $9,813,904 in gross offering proceeds from the sale of 981,390 additional Units during the period October 1, 1996 through January 24, 1997, and the release of the $606,760 previously held in escrow as of September 30, 1996, and (iii) the application of such funds to purchase seven properties, five of which are under construction, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of September 30, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on September 30, 1996.

      No Pro Forma Statement of Income is presented due to the facts that (i) CNL XVIII did not commence operations until October 12, 1996 (the date following when CNL XVIII received its minimum offering proceeds and the funds were released from escrow) and (ii) the properties owned by CNL XVIII as of January 24, 1997, did not have previous rental histories.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                              SEPTEMBER 30, 1996


                                                    Pro Forma
          ASSETS                    Historical     Adjustments     Pro Forma
                                    ----------    --------------   ----------

Land and building on
  operating leases                  $       -     $8,547,527 (a)   $8,547,527
Cash and cash equivalents                  730       446,713 (a)      447,443
Organization costs                      10,000                         10,000
Deferred syndication costs             504,079      (504,079)(b)           -
Other assets                            27,324         2,040 (a)       29,364
                                    ----------    ----------       ----------

                                    $  542,133    $8,492,201       $9,034,334
                                    ==========    ==========       ==========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                    $    8,505    $   (8,505)(a)   $       -
Due to related parties                 532,628      (532,628)(a)           -
                                    ----------    ----------       ----------

    Total liabilities                  541,133      (541,133)              -

Partners' capital                        1,000     9,537,413 (a)
                                                    (504,079)(b)    9,034,334
                                    ----------    ----------       ----------

                                    $  542,133    $8,492,201       $9,034,334
                                    ==========    ==========       ==========


         See accompanying notes to unaudited pro forma balance sheet.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                              SEPTEMBER 30, 1996


Pro Forma Balance Sheet:
-----------------------

(a) Represents gross proceeds of $9,813,904 from the sale of 981,390 Units during the period October 1, 1996 through January 24, 1997, and the release of $606,760 held in escrow as of September 30, 1996, used (i) to acquire seven properties for $8,107,941, (ii) to pay acquisition fees of $468,930, ($27,304 of which was accrued as due to related parties at September 30, 1996, $439,586 of which was allocated to the seven properties acquired and $2,040 of which was classified as other assets and will be allocated to future properties) and (iii) to pay selling commissions and offering expenses (syndication costs) of $1,387,080 which have been netted against partners' capital, and organization costs of $10,000 (a total of $513,829 of which had been incurred as of September 30, 1996) leaving $446,713 in additional cash and cash equivalents available for future investment.

      The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:

                                        Estimated    Acquisition
                                     purchase price      fees
                                       (including     allocated
                                     closing costs)  to property    Total
                                     --------------  -----------  ----------

            Golden Corral in
              Houston, TX              $1,565,433    $   84,872   $1,650,305
            Burger King in
              Kinston, NC                 875,000        47,440      922,440
            Jack in the Box
              in Echo Park, CA          1,257,223        68,163    1,325,386
            Jack in the Box
              in Henderson-
              ville, NV                 1,066,175        57,805    1,123,980
            Jack in the Box in
              Centerville, TX             758,658        41,132      799,790
            Golden Corral in
              Galveston, TX             1,359,566        73,711    1,433,277
            Boston Market in
              Raleigh, NC               1,225,886        66,463    1,292,349
                                       ----------    ----------   ----------

                                       $8,107,941    $  439,586   $8,547,527
                                       ==========    ==========   ==========


(b) Represents reclassification of deferred syndication costs totalling $504,079 at September 30, 1996, to syndication costs which have been netted against partners' capital.

ITEM 8.     CHANGE IN FISCAL YEAR.
------
            Not applicable.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVIII, LTD.


Dated:  February 4, 1997            By:   /s/ Robert A. Bourne
                                          ROBERT A. BOURNE, General Partner